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                                                                    Exhibit 10.2


     AN AGREEMENT made the 18th day of December, One thousand nine hundred and ninety- six BETWEEN XIPHO DEVELOPMENT COMPANY LIMITED whose registered office is situate at Sun Hung Kai Centre, 45th floor, Harbour Road, Hong Kong (hereinafter called "the Landlord") of the one part and

     AGROCAN (CHINA) INC. WHOSE REGISTERED OFFICE IS situate at INTERNATIONAL TRUST BUILDING, ROAD TOWN, TORTOLA, BRITISH VIRGIN ISLANDS


     (hereinafter called "the Tenant") of the other part.

     WHEREBY IT IS HEREBY AGREED as follows:

     1. The Landlord lets and the Tenant takes All That UNIT NO(S) 1709 on the 17TH FLOOR of the building known as "HARBOUR CENTRE" (hereinafter referred to as "the said building") Hong Kong erected on All That piece or parcel of ground registered in the Land Registry as INLAND LOT NO.8392 (which said UNIT(S) more particularly described and delineated on the Plan hereto attached and thereon coloured Pink and is hereinafter referred to as "the said premises") Together with the use of the common parts and common facilities of the said Building in common with the others having the same right under the Deed of Mutual Covenant and Management Agreement and the Sub-Deed of Mutual Covenant governing the said building for the term of THREE year(s) commencing on the 15TH day of NOVEMBER 1996 and expiring on the 14TH day of NOVEMBER 1999 both days inclusive determinable as hereinafter mentioned.


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     2.   The rent for the said premises for the said term shall be such sums specified in the First Schedule hereto which said sums shall be payable exclusive of rates and exclusive of air-conditioning management and normal cleaning charges (hereinafter called "Service Charges") in Hong Kong Currency per calendar month in advance on the first day of each and every calendar month, the first of such payments shall be apportioned according to the number of days then unexpired in the month in respect of which such payment is made.

     3. The Tenant shall on the signing of this Agreement pay to the Landlord the sum of HK$97,683.00 by way of deposit for the due performance and observance of the agreements on the part of the Tenant herein contained. At the expiration or sooner determination of this Agreement if the Tenant shall have paid all rent and other sums due hereunder and if there shall be no breach of any of the agreements on the Tenant's part to be observed and performed the Landlord will repay to the Tenant the sum of HK$97,683.00 paid by the Tenant to the Landlord as a deposit on the signing of this Agreement after delivery of vacant possession of the said premises to the Landlord but without any interest thereon but if there shall be any rent or other sums due hereunder in arrears the Landlord may apply such deposit towards payment of such arrears and if there shall be any breach of the said agreements or any of them the Landlord shall pay or apply the aid deposit or such part thereof towards remedying such breach (in so far as this may be possible) and shall only pay the balance (if any) of the deposit to the Tenant.

     4.   THE TENANT AGREES WITH THE LANDLORD as follows:

          (a) To pay the rent herein reserved in manner aforesaid and other charges due hereunder in manner hereinafter mentioned and not to exercise any right or claim to withhold rent or other payments or any right or claim to legal or equitable set-off.


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          (b)  To pay and discharge punctually during the said term all rates quarterly in advance within the months of January April July and October provided that the first payment thereof shall be paid on the commencement of the tenancy and in the event of the premises not having been assessed to rates by the Government to pay such sum (at 13.5% or at any other rates by which the Rating & Valuation Department may subsequently calculate the annual rates by reference to the rateable value of premises, of the quarterly rent hereby reserved) as shall be required by the Landlord as a deposit by way of security for the due payment of rates subject to adjustment on actual rating assessment being received from the Government and also to pay and discharge all taxes assessments duties charges impositions and outgoings whatsoever now or hereafter to be imposed or charged on the said premises or upon the owner or occupier in respect thereof by the Government of Hong Kong or other lawful authority management charges Crown Rent and Property Tax alone excepted.

          (c) To pay and discharge punctually during the said term all charges for electricity telephone rental and other outgoings now or at any time hereafter consumed by the Tenant and chargeable in respect of the said premises and to make all necessary deposits for the supply of electricity and other services to the said premises when required.

          (d) To pay or reimburse to the Landlord for water charges where water shall be required otherwise than for normal toilet flushing/washing purposes and the Landlord may cause to be installed at the expense of the Tenant a separate water meter to measure the consumption thereof by the Tenant. Upon default in payment the Landlord may pay the charges according to the meter which the Tenant shall be responsible to keep in reliable working order and the Tenant shall refund the same on demand and repeated defaults committed by the Tenant shall be a breach justifying the Landlord's right of re-entry.


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          (e)  To pay to the Landlord punctually throughout the said term such
Service Charges as may from time to time be payable by the Landlord in respect of the said premises pursuant to or by virtue of the Deed of Mutual Covenant and/or Sub-Deed of Mutual Covenant governing the said building which Service Charges shall be paid by the Tenant to the Landlord in advance on the first day of each and every calendar month without deduction whatsoever.

          (f) To keep all the interior of the said premises including the flooring and interior plaster or other finishing materials or rendering to walls floors and ceilings and the Landlord's fixtures therein including all doors windows electrical installations in good clean tenantable substantial and proper repair and condition and properly preserved and painted as may be appropriate when from time to time required and to so maintain the same at the expense of the Tenant and deliver up the same to the Landlord at the expiration or sooner determination of the term in the like condition fair wear and tear excepted.

     The Tenant particularly agrees :

               (i) to reimburse to the Landlord the cost of replacing all broken and damaged windows whether the same be broken or damaged by the negligence of the Tenant or owing to circumstances beyond the control of the Tenant;

               (ii) to repair or replace if so required by the appropriate Supply Company Statutory Undertaker or Authority as the case may be under the terms of any Electricity Supply Ordinance for the time being in force or any Orders in Council or Regulations made thereunder, all the electrical wiring installations and fittings within the said premises and the wiring from the Tenant's meter or meters to and within the same to the satisfaction of the Landlord;


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               (iii) to wholly responsible for any damage or injury caused to any other person or property directly or indirectly through the detective or damaged condition of any part of the interior of the said premises make good the same by payment or otherwise and to indemnify the Landlord against all reasonable claims demands actions and legal proceedings whatsoever made upon the Landlord by any person in respect thereof.

          (g) To be responsible for all Tenant's electrical wiring to the light fittings and to the other electrical outlets installations in the said premises and the connection thereto to the Electricity Authority meters and to make his own arrangements with the Hong Kong Telephone Company Limited with regard to the installation of the telephone in the said premises, but the installation of lines therefor outside the said premises must be in accordance with the Landlord's directions.

          (h) To take all reasonable precautions to protect the interior of the said premises from damage threatened by any approaching storm or typhoons.

          (i) To keep at the expense of the Tenant the lavatories and water apparatus when used exclusively by the Tenant and assistants clerks or workmen of the Tenant in a good clean and tenantable state and in proper repair and condition at all times during the said term to the satisfaction of the Landlord in accordance with the Regulations of the Public Health or other Government Authority concerned and to reimburse to the Landlord for the reasonable cost of cleaning or clearing any of the drains choked or stopped owing to careless abnormal or improper use by the Tenant.

          (j) To ensure that the said premises do not become infested with insects or vermin. In the event of the premises becoming so infested the Tenant shall pay the cost of


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extermination as arranged or approved by the Landlord and the selected exterminators shall be given full access to the said premises for such purpose.

          (k) To observe faithfully and comply strictly with the Rules and Regulations as the Manager of the said building ("the Manager") may from time to time adopt. Notice of any additional Rules or Regulations shall be given in such manner as the Manager may elect. The Rules and Regulations set out in the Second Schedule hereto and such additional Rules or Regulations shall constitute the initial Rules and Regulations binding upon the Tenant and shall have the same force and effect as if set out in the body of this Agreement. The main purpose of the Rules and Regulations is to maintain the building of which the said premises form part as a first-class office building with shopping mall.

          (l) (i) To permit the Landlord and its agents with or without workmen or others and with or without appliances at all reasonable times by prior appointment to enter upon the said premises (and in the event of any emergency the Landlord or his agents may enter without notice and forcibly if need be) to view the condition thereof and to take inventories of the fixtures therein; and to make good all defects and want of repair there found to be the liability of the Tenant to the satisfaction of the Landlord within the space of one calendar month or such reasonable period as the case may demand from the time of receipt of notice written or verbal from the Landlord to amend or make good the same.

               (ii) if any defects or wants of repair shall be found and if the Landlord shall either give or leave a notice in writing at the said premises or give verbal notice to the Tenant requiring him to amend the same and if the Tenant shall not within one month after the service of such notice proceed diligently with the execution of such repairs then to permit the


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Landlord to enter upon the said premises and execute such repairs and the costs thereof (the amount thereof in case of difference to be determined by the Landlord's agent) shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action.

          (m) To permit the Landlord to use and maintain pipes and conduits in and through the said premises. The Landlord or his agents shall have the right to enter the said premises at all times to examine the same.

          (n) If any excavation or other building works shall be made or authorized in the vicinity of the said building, the Tenant shall permit the Landlord his servants or agents to enter the said premises to do such work as may be deemed necessary to preserve the exterior walls of the said building from injury or damage without any claims for damages or indemnity against the Landlord.

          (o) Not to keep or store or allow to be kept or stored upon the said premises or any part thereof any arms, ammunition, saltpetre, gun-powder, kerosene or any other explosive combustible or unlawful or dangerous goods or substance.

          (p) Not to use the said premises for the storage of goods or merchandise other than in small quantities consistent with the nature of the Tenant' s business as by way of samples and exhibits.

          (q) Tenant shall not place any load upon any floor of the said premises in excess of the loading capacity for which the floor is designed. The Landlord reserves the right to prescribe the weight and position of all safes and any heavy articles which must be placed so as to distribute the weight. Business machines and mechanical equipment authorized by the


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Landlord shall be placed and maintained by the Tenant at the Tenant' a expense in settings sufficient in the Landlord's judgment to absorb and prevent vibration noise and annoyance to occupiers of other portions of the said building.

          (r) Not to do or permit or suffer anything in or upon the said premises or any part thereof which may at any time be or become a nuisance or annoyance or cause damage or disturbance to the Landlord or the tenants or occupiers of the said building and the neighbouring premises or in anywise against the laws or regulations of Hong Kong.

          (s) Not to use the said premises or any part thereof for any illegal or immoral purpose.

          (t) Not to use the said premises for any purpose other than am office premises and to conduct therein only such business undertakings which are duly authorized licensed approved by the competent government authorities and to comply in all respects with the conditions terms and regulations relating to such business or imposed on the granting of the license in respect thereof.

          (u) Not to permit or suffer any sale by auction to be held upon the said premises.

          (v) Not to make or permit to be made any alterations in or additions to the said premises or to the electrical installation or other Landlord's fixtures or to install any plant apparatus or machinery therein without having first obtained the written license and consent of the Landlord therefor or cut maim or injure or suffer to be cut maimed or injured any doors windows walls structural members or other fabric thereof. In particular, any structural


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alterations additions so approved shall be carried out only by such person or contractor as shall be approved by the Landlord.

          (w) Not, without the Landlord's previous written consent, to change or in any way to alter the standard entrance doors provided by the Landlord for access to the said premises.

          (x) Not to move any safe heavy machinery equipment freight bulky matter or fixtures in and out of the said building without first obtaining the Landlord's written consent. The Tenant shall keep the Landlord indemnified against all damages sustained by any person or property and for any damages or monies paid out by the Landlord in settlement of any claim or judgments as well as legal costs incurred in connection therewith and all costs incurred in repairing any damage to the said building or its appurtenances resulting from movement of any heavy machinery equipment freight bulky matter or fixtures.

          (y) Not, without the prior written consent of the Landlord, to install or use in the said premises any air-conditioning plant, machinery or equipment other than that installed in the building by the Landlord.

          (z) Not to install additional looks bolts or other fittings to the entrance doors of the said premises or in any way to cut or alter the same without first having obtained the written license or consent from the Landlord.

          (aa) (i) To be answerable and responsible for the consequence of any breach of local Ordinances, Orders in Council or Regulations by any inmate or occupier of the said premises and not to do or suffer to be done or permit within the said premises anything which


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would constitute a breach of the provisions of the Conditions of Sale or Crown
Lease under which the Landlord holds the said premises and to indemnify the Landlord against any breach of the terms of this clause.

               (ii) To observe, obey, and comply with, and to keep the Landlord indemnified against any breach by the Tenant of the restrictive terms, conditions and covenants of the Deed of Mutual Covenants and Sub-Deed of Mutual Covenants in respect of the said building.

          (bb) Not to assign underlet or otherwise part with the possession of the said premises or any part thereof either by way of subletting lending sharing or other means whereby any person or persons not named as a party to this Agreement obtains the use or possession of the said premises or any part thereof irrespective of whether any rental or other consideration in given for such use or possession and in the event of any such transfer subletting sharing assignment or parting with the possession of the said premises (whether for monetary consideration or not) this Agreement shall at the option of the Landlord absolutely determine and the Tenant shall forthwith surrender the said premises to the Landlord Provided that the happening of any of the following shall be considered a breach of this clause:

               (i) in the case of a Tenant which is a partnership the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.

               (ii) in the case of a Tenant who is an individual (including a sole surviving partner of a partnership tenant) the death, insanity or other disability of that individual to the intent that no right to use, possess, occupy or enjoy the said premises or any part thereof


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shall vest in the executors, administrators, personal representatives, next of kin, trustee or committee of any such individual.

               (iii) in the case of a Tenant which is a corporation, any take-over, reconstruction, amalgamation, merger, voluntary liquidation or change in the person or persons who own a majority of its voting shares, except where the Tenant is a public company whose shares are quoted on any established stock exchange or over-the-counter market whether in Hong Kong or elsewhere.

               (iv) the giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use, possess, occupy or enjoy the said premises or any part thereof or does in fact use, possess, occupy or enjoy the same.

               (v) the change of the Tenant's business name without the previous written consent of the Landlord which consent the Landlord may give or withhold at its discretion.

          (cc) Not, without the Landlord's prior permission in writing, to permit any person to remain in the said premises overnight. Such permission shall only be given to enable the Tenant to post watchmen to look after the contents of the said premises which shall not be used an sleeping quarters or as domestic premises within the meaning of any Ordinance for the time being in force.

          (dd) Not to place or leave in the entrance or any of the staircases passages or landings of the said building used in common with other occupants of the said building any boxes goods furniture or rubbish or otherwise encumber the same.


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          (ee) Not to exhibit or display within or on the exterior of the said premises any writing sign or other device whether illuminated or not which may be visible from outside the said premises except the display of name-plate or signboard of the Tenant at the entrance to the said premises, the size and position of such name-plate or signboard shall be subject to the approval of the Landlord. The Landlord or his authorized agents shall have absolute discretion in granting or refusing such approval and any approval to be granted shall be subject to such conditions as the Landlord or his authorized agents may think fit. The Landlord or his authorized agents shall have the right to remove at the cost and expense of the Tenant any signboard, sign, decoration or device which shall be affixed or put up or displayed without the prior approval of the Landlord or his agents.

          (ff) Not to do or permit to be done any act or thing whereby the policy or policies of insurance on the said premises against damage by fire or against claims by Third Parties for the time being subsisting may become void or voidable or whereby the rate of premium or premiums thereon may be increased and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium or premiums thereon and all reasonable expenses incurred by the Landlord in and about any renewal of such policy or policies rendered necessary by a breach of this clause.

          (gg) At the expiration or sooner determination of this Agreement to deliver up to the Landlord the said premises in its original state and in such good repair and condition as aforesaid fair wear and tear and damage due to any of the matters specified in Clause 6(c) hereof excepted together with any additional erections alterations or improvements which the Tenant may with the consent of the Landlord as aforesaid have made upon or in the said premises and


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which the Landlord in his absolute discretion may be willing to retain without payment of any compensation for such additional erections alterations or improvements.

          (hh) During the period of three months immediately before the expiration of the said term of tenancy the Tenant shall permit all persons having written authorization from the Landlord or the Landlord's agents to enter and view the said premises and every part thereof at all reasonable times.

     5.   THE LANDLORD AGREES WITH THE TENANT as follows:

          (a) To permit the Tenant (duly paying the rent and rates and observing and performing the terms and conditions herein contained) to have quiet possession and enjoyment of the said premises during the said term without any interruption by the Landlord or anyone lawfully claiming under or through or in trust for the Landlord save as specifically provided herein.

          (b)  To pay the Crown Rent and Property Tax on the said Premises.

     6.   IT IS HEREBY EXPRESSLY PROVIDED as follows:

          (a) (i) If the rent reserved or any part thereof be in arrears for fifteen days (whether formally demanded or not) or in the case of the breach or non-performance of any of the stipulations and covenants or agreements herein contained on the part of the Tenant to be kept done or performed if the Tenant (being an individual) shall become bankrupt or (being a corporation) shall go into liquidation or shall have any order made or resolution passed for its winding up other than a resolution for voluntary winding up for the purpose of amalgamation or re-construction or (being a firm or partnership) shall have its Business Registration cancelled or


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shall enter into any composition or arrangement with his creditors or shall suffer execution to be levied upon any of his goods or effects it shall be lawful for the Landlord at any time thereafter to re-enter upon the said premises or any part thereof in the name of the whole and to forfeit the said deposit paid hereunder and thereupon this Agreement shall absolutely determine but without prejudice to any rights which may have accrued to the Landlord by reason of any antecedent breach of any of the obligations on the part of the Tenant hereinbefore contained AND a written notice served by the Landlord on the Tenant or left at the said premises to the effect that the Landlord thereby exercises the power of re-entry shall be a full and sufficient exercise of such power.

               (ii) Notwithstanding anything hereinbefore contained in the event of default in payment of rent and other charges hereinabove mentioned f or a period of fifteen days from the date on which the same falls due for payment, the Tenant shall further pay to the Landlord on demand interest on the amount in arrears at the rate of 1.5% per month calculated from the date on which the same became due for payment (as stipulated in Clause 2 hereof) until the date of payment as liquidated damages and not as penalty provided that the demand and/or receipt by the Landlord of interest pursuant to this provision shall be without prejudice to and shall not affect the right of the Landlord to exercise any other right or remedy hereof (including the right of re-entry) exercisable under the terms of this Agreement.

          (b) For the avoidance of doubt, it is hereby declared that the Landlord shall neither be liable to pay compensation to the Tenant in respect of any period during which the proper operation of the air-conditioning plant or any other facilities of the said building shall be interrupted as a result of mechanical failure or need for repair or overhaul nor shall the Landlord be liable thereby to grant an abatement of rent in respect thereof.


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          (c)  (i)  if the said premises or any part thereof are rendered uninhabitable by fire water storm wind typhoon defective construction white ants earthquake subsidence of the ground or any calamity beyond the control of the Landlord and not attributable to any failure by the Tenant to observe and carry out the terms of this Agreement the rent or a part thereof proportioned to the extent to which the said premises shall have been so rendered uninhabitable shall abate and cease to be payable until the same shall have been again rendered fit for occupation Provided Always that the Landlord shall not be required to reinstate the said premises if by reason of the condition of the same or any local Regulations or other circumstances beyond the control of the Landlord it is not practicable or reasonable to do so.

               (ii) if at any time during the continuance of this tenancy the competent authorities shall condemn the said building as a dangerous structure and it shall be pulled down or shall make a demolition order which shall become operative in respect of the said premises or any part thereof or a closure order in respect of a part of the said premises under their powers the tenancy hereby created shall cease as from the commencement of the pulling down of the said premises or from the time when such demolition or closure order shall become operative.

          (d) The Landlord shall not be bound by any representations or promises with respect to the said building and its appurtenances or in respect of the said premises except as herein expressly set forth with the object and intention that the whole of the agreement between the Landlord and the Tenant shall be set forth herein and in no way modified by any discussions or correspondence which may have preceded the signing of this Agreement.

          (e) No condoning excusing or overlooking by the Landlord of any default breach or non-observance or non- performance by the Tenant at any time or times of any of the


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Tenant's obligations herein contained shall operate as a waiver of the
Landlord's rights hereunder in respect of any continuing or subsequent default breach or non-observance or non-performance or so as to defeat or affect in any way the rights of the Landlord herein in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or admitted by the Landlord unless expressed in writing and signed by the Landlord.

          (f) This Agreement and the obligation of the Tenant to pay rent and other sums due hereunder and perform the Tenant's obligations hereunder shall in no way be affected impaired or excused because the Landlord is unable due to circumstances beyond his control to fulfil any of his obligations under this Agreement or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repair additions alterations or decoration or is unable to supply or is delayed in supplying any equipment or fixtures if the Landlord is prevented or delayed from so doing by reason of strike labour troubles shortage of materials or any outside cause whatsoever or by reason of any order or regulation of any department of the Hong Kong Government.

          (g) For the purposes of these presents any act default or omission of the agent servants visitors staff and customers of the Tenant shall be deemed to be the act default or omission of the Tenant.

          (h) The expression "the Tenant" shall (where the context permits) mean and include the party or parties specifically named herein and shall not include the executors and administrators of any such party or where such party is a corporation any liquidator thereof or where such party is a partnership any new partner after the commencement of the term.


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          (i)  The Tenant hereby expressly declares that at the expiration or sooner determination of this Agreement the Tenant will not invoke or seek to avail himself of any protection which may or shall hereafter be afforded by any ordinance or regulation of the Colony of Hong Kong protecting tenants or lessees from eviction but will promptly and punctually quit and deliver up possession of the said premises at the expiration of this Agreement or sooner determination as aforesaid.

          (j) Acceptance of rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the agreements stipulations and conditions herein contained and on the Tenant's part to be observed and performed.

          (k) The Landlord shall not be under any liability to the Tenant or to any other person whosoever in respect of any lose or damage to person or property sustained by the Tenant or any such other person caused by or through or in any way owing to the overflow of water or the escape of fumes smoke fire or any other substance or thing from anywhere within the said building. The Tenant shall fully and effectually indemnify the Landlord from and against all claims and demands made against the Landlord by any person in respect of any loss damage or injury caused by or through or in any way owing to the overflow of water or the escape of fumes smoke fire or any other substance or thing from the said premises or owing to the negligence or default of the Tenant his servants agents or licensees or owing to the defective or damaged condition of the interior of the said premises or any fixtures or fittings the repair for which the Tenant is responsible hereunder and against all costs and expenses incurred by the Landlord in respect of any such claim or demand.


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          (l)  The Landlord shall also have the right at any time without the same constituting an actual or constructive - eviction of the Tenant and without incurring any liability to the Tenant therefor to change the name number or designation by which the said building is known.

          (m) For the purposes of Landlord and Tenant (Consolidation) Ordinance, Chapter 7, Part III and of these presents, the rent payable in respect of the said premises shall be and be deemed to be in arrear if not paid in advance at the times and in manner hereinbefore provided for payment thereof. All costs of and incidental to the demand for rent distraint or any legal action for the recovery of rent or any other sums due hereunder shall be recoverable from the Tenant as a debt.

          (n) Any notice under this Agreement shall be in writing and any bills statements or notice to the Tenant shall be sufficiently served if left addressed to him at the said premises or any part thereof or sent to him by registered post or left at his last known address in Hong Kong and any notice to the Landlord shall be sufficiently served if delivered to its registered address or sent to its registered address by registered post or delivered to its last known business address in Hong Kong.

          (o) The Tenant shall, in addition to paying the legal costs of his own solicitors (if any), also pay to the Landlord upon the signing hereof a sum equal to half of the Landlord's Solicitors' costs plus half share of stamp duty and any disbursements on this Agreement. In this matter Messrs. Winston Chu & Co., Solicitors are acting only for the Landlord although Messrs. Winston Chu & Co., Solicitors may witness the execution of this Agreement by the Tenant and collect from the Tenant the aforesaid sum an behalf of the Landlord.


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     7.   The Tenant shall before carrying out any fitting out works at its own cost prepare and submit to the Landlord suitable drawings and specifications of the works to be carried out by the Tenant together with schematic sketches showing intent as to the Tenant's design and layout proposal (hereinafter collectively called "the Tenant's Plans") to enable the said premises to be fitted out and completed for the purposes specified in this Agreement. The Tenant's Plans shall, without limitation:

               (i) Include detailed drawings, plans and specifications for all partitioning and floor coverings.

               (ii) Include detailed drawings, plans and specifications of all electrical installations which shall be connected to the electrical systems installed by the Landlord.

               (iii) Include details of any proposed amendments, additions or alterations to any electrical mechanical or other building services.

               (iv) Comply with all relevant Ordinances, regulations and by-laws from time to time issued by the Government of Hong Kong.

     8. In order to enable the building services of the Building to be effectively coordinated and controlled the Tenant agrees that all electrical wiring and other electrical work and approved alterations to the building services in or for the Premises shall be carried out at the Tenant's expense only by the Landlord's contractor.

     9. (a) The Landlord will consider the Tenant's Plans and may in its absolute discretion accept or reject the Plans or any part of them as it thinks fit.


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

          (b) The Tenant shall pay to the Landlord on demand all mechanical, engineering and structural engineering consultant's fees and architect's vetting fees incurred by the Landlord in connection with the consideration and approval of the Tenant's Plans or any modifications or amendments thereof.

     10. The Tenant shall pay all expenses (including surveyors fees and Solicitor's costs on a solicitor and own client basis) incurred by the Landlord incidental to the preparation and service of a notice under Section 58 of the Conveyancing and Property Ordinance 1984 notwithstanding forfeiture is avoided otherwise than by relief granted by the Court.

     11. The Landlord and the Tenant do hereby jointly and severally declare and confirm that the rent herein reserved is the best rent which can be reasonably obtained for the grant of this tenancy without a premium.

     12. The captions (if any) are inserted only for convenience and for reference and in no way define the limit or describe the scope of this Agreement nor the intent of any provision hereof.

     It is hereby declared that (if the context permits or requires) the singular number shall include the plural and the masculine gender shall include the feminine and the neuter and vice versa.

     AS WITNESS the hands of the parties hereto the day and year first above written.


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


                        THE FIRST SCHEDULE ABOVE REFERRED TO

                                PARTICULARS OF RENT


     1. The rent for the said premises for the period from 15TH NOVEMBER 1996 to 14TH NOVEMBER 1999 shall be HK$28,440.00 per month.

     2. TWO MONTHS RENT FREE PERIOD IS ALLOWED AT THE COMMENCEMENT OF THE TENANCY FOR FITTING OUT PURPOSES. AN OTHER ONE MONTH RENT FREE PERIOD IS ALLOWED FROM 15TH NOVEMBER 1998 TO 14TH DECEMBER 1998 IF THE TENANT COMPLIES WITH ALL THE TERMS OF THE TENANCY PARTICULARLY INCLUDING PUNCTUAL PAYMENT OF THE RENT SERVICE CHARGES AND RATES ARE STILL PAYABLE DURING THIS PERIOD.


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

                       THE SECOND SCHEDULE ABOVE REFERRED TO


                                RULES AND REGULATION

     1. All blinds and/or curtains used within the said premises shall conform externally to a standard colour and design and such blinds and/or curtains shall be approved by the Manager so as to preserve a uniform external appearance.

     2. Plumbing fixtures shall he used only for the purposes for which they were constructed. No sweepings rubbish rags or other alien substances shall be deposited therein. All costs for making good damage resulting from any misuse of the plumbing fixtures shall be borne by the Tenant.

     3. No Tenant shall drill into or in any way deface any part of the said premises or the said building. No drilling shall be permitted save with prior written approval of the Manager and as the Manager may direct.

     4. Save with prior written consent of the Manager, which consent will not normally be granted, no flagpoles or aerials shall be erected, and no flags shall be flown from windows or elsewhere in or upon the said building.

     5. Each Tenant must upon the termination of his tenancy restore to the Landlord all keys of offices and toilet rooms used by the Tenant.

     6. All removals or the carrying in or out of furniture or bulky matter of any description must take place after office hours and during the hours which the Manager or his agent may determine from time to time. The Manager reserves the right to exclude goods from


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the said building which violate any of these Rules and Regulations or the
Agreement of which these Rules and Regulations are a part.

     7. No Tenant nor any of the Tenant's servants employees agents visitors or licensees shall bring into any passenger lift in the said building any goods effects chattels luggage bulky parcels food trays tiffin carriers or other space-occupying items and the Tenant shall ensure that such items are restricted to the designated lift.

     8. No Tenant shall do or permit to be done in the said premises or any part thereof any act which shall or might subject the Landlord to any liability or responsibility for injury to any person or to property.

     9. Windows shall remain closed locked save in emergency such as fire or breakdown of the air-conditioning system and the reasonable extent necessary to enable the Tenant to clean the same.

     10. Canvassing and paddling in the said building is prohibited and each Tenant shall co-operate to prevent the same.

     11. Save with the prior written consent of the Manager, which consent will not normally be granted, no cooking nor preparation of food (other than drinks) shall be permitted by any Tenant in the said premises. No Tenant shall permit any unusual or objectionable odours to be produced upon or permeated from the said premises.

     12. No Tenant shall cause or permit any noise which is or may be a nuisance or annoyance to the occupants; of other portions of the said building.


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     13.  The Tenant shall not install in the said premises any partitioning other than that supplied or approved by the Manager.

     14.  No animals or pets are to be kept in the said premises.

     15. No Tenant shall allow its fitting out contractors to carry out any drilling or other works which may create excessive noise from the said premises during normal office hours such noisy work should only be carried out after office hours with the permission of the management agent.

     16. No Tenant shall permit any unusual or objectionable odours or smell which may cause irritation to people in the said Building to be produced upon or permeated from the said premises as a result decoration work within the said premises.

     SIGNED by                     )
                                   )
     for and on behalf of the      )
                                   )
     Landlord whose signature(s)   )
                                   )
     is/are verified by:-          )

     Solicitor, Hong Kong.
     (Solicitor for the Landlord)

     SIGNED by                     )
                                   )
                                   )
     for and on behalf of the      )
                                   )
     Tenant in the presence of:    )

     Clerk to Messrs. Winston Chu & Co.

     Solicitor; Hong Kong.
     (Solicitor for the Landlord)


     RECEIVED the day and year first              )

     Above written of and from the Tenant the     )

     Sum of DOLLARS NINETY SEVEN THOUSAND         )

     SIX HUNDRED AND EIGHTY THREE ONLY            )

     Hong Kong Currency being the deposit         )

     Money above mentioned to be paid by the      )HK$97,683.00

     Tenant to the Landlord.


     WITNESS to the signature:

     Solicitor, Hong Kong.
     (Solicitor for the Landlord)


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